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                                                                     Exhibit 1.1

                                 SLM Funding LLC
                            Student Loan-Backed Notes

                                   ----------

                             Underwriting Agreement
                           for Publicly Offered Notes

                                                                    June 3, 2004

Credit Suisse First Boston LLC
Eleven Madison Avenue
New York, New York  10010-3629

J.P. Morgan Securities Inc.
270 Park Avenue, 10th Floor
New York, New York  10017

As Representatives of the several
     Underwriters named in Schedule I hereto

Ladies and Gentlemen:

     From time to time the Student Loan Marketing Association ("SLMA"), a corporation formed under the laws of the United States of America, and SLM Funding LLC, a Delaware limited liability company and a wholly-owned subsidiary of SLMA (the "Company"), propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine. Subject to the terms and conditions stated herein and therein, the Company proposes to cause the Trust specified in the applicable Pricing Agreement to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (each firm constituting the "Underwriter" with respect to such Pricing Agreement and the securities specified therein) certain of such Trust's Student Loan-Backed Notes (the "Notes") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts are herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) are herein sometimes referred to as "Underwriters' Securities").

     The Securities may be sold from time to time in one or more Series. Each Series of Securities, which will include one or more classes of Notes and may include one or more classes of Student Loan-Backed Certificates (the "Certificates," and, together with the Notes, the "Securities") will be issued by a Trust to be formed with respect to such Series (each, a "Trust").

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Each Trust will be formed pursuant to a trust agreement (a "Trust Agreement") to be entered into between the Company, the Eligible Lender Trustee specified in the related Pricing Agreement (the "Eligible Lender Trustee") and the Indenture Trustee (defined below). The Notes of each Series will be issued and secured pursuant to an indenture (an "Indenture") between the Trust and the Indenture Trustee specified in the related Pricing Agreement (the "Indenture Trustee").
The Certificates of a Series will be issued pursuant to the related Trust Agreement and will represent fractional undivided interests in the Trust created thereby. The property of each Trust will include, among other things, educational student loans to students and/or parents of dependent students made under the Federal Family Education Loan Program ("Student Loans").

     At the Time of Delivery (as defined in Section 4 hereof) for the Designated Securities, (i) the Company will acquire the related Initial Trust Student Loans from SLMA, SLM Education Loan Corp. ("SLM ELC") and VG Funding, LLC ("VG Funding") under separate Purchase Agreements, (ii) the Company will sell the related Initial Trust Student Loans to the Trust pursuant to a Sale Agreement between the Company and the Trust with the related Eligible Lender Trustee holding legal title thereto, and (iii) the Company will make a deposit into the Pre-Funding Account to be used for the purchase of Additional Trust Student Loans during the Funding Period. With respect to each Series, Sallie Mae, Inc., as servicer (the "Servicer") will enter into a servicing agreement (a "Servicing Agreement") with the Trust, the Administrator, the Eligible Lender Trustee and the Indenture Trustee with respect to the related Student Loans. With respect to each Series, Sallie Mae Inc., as administrator (the "Administrator"), will enter into an administration agreement (an "Administration Agreement") with the Trust, the Company, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

     The terms and conditions of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the related Indenture.

     Capitalized terms used but not defined herein or in any Pricing Agreement shall have the meanings ascribed thereto in the related Indenture.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriter of such Securities, for whom the firms designated as representatives of the Underwriter of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriter of such Designated Securities, the names of the Underwriter of such Designated Securities, the names of the Representatives of such Underwriter

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and the principal amount of such Designated Securities to be purchased by each
Underwriter and whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company and SLMA represent and warrant to, and agree with, each of the Underwriters as follows (it being agreed and understood that the statements set forth in clauses (d), (e), (g), (h), (j), (k), (m) and (o) of this Section 2 with respect to SLMA, SLM ELC, VG Funding, the Servicer or the Administrator constitute representations, warranties and agreements of that Person only and not of the Company):

          (a) A registration statement on Form S-3 (File No. 333-104887), including a form of prospectus, in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of SLMA's or the Company's knowledge, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Act, is hereinafter called a "Preliminary Prospectus;" the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the

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     Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act, the Exchange Act and the Trust Indenture Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, as applicable, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not

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     apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

          (d) Neither SLMA or any of its subsidiaries, taken as a whole, nor the Company has sustained (i) since the date of the financial statements included as Appendix A to SLM Corporation's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Commission, as applicable, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in such financial statements; and, (ii) since such date, there has not been (A) any material adverse change in the capital stock or long-term debt of SLMA or any of its subsidiaries, taken as a whole, or the Company or (B) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of SLMA or any of its subsidiaries, taken as a whole, or the Company or the transactions contemplated hereby, otherwise than, in the case of clauses (A) and (B) above, as set forth or contemplated in such financial statements or as disclosed in writing to the Underwriters on or prior to the date of this Agreement;

          (e) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus and to consummate the transactions contemplated therein and herein, and is a wholly-owned subsidiary of SLMA. SLMA has been duly organized and is validly existing under the laws of the United States, with power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Prospectus and to consummate the transactions contemplated therein and herein. The Servicer has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus and to consummate the transactions contemplated therein. The Administrator has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus and to consummate the transactions contemplated therein. SLM ELC has been duly formed and is validly existing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus Supplement and to consummate the transactions contemplated therein and herein. VG Funding has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus Supplement and to consummate the transactions contemplated therein and herein.

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          (f) All of the equity interests of the Company have been duly and validly authorized and are owned beneficially and of record by SLMA;

          (g) This Agreement has been, and each Pricing Agreement with respect to the Designated Securities upon its execution and delivery by the Company and SLMA will have been, duly authorized, executed and delivered by the Company and SLMA. The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts with respect to such Contract Securities, such Designated Securities and Contract Securities will have been duly executed, authenticated, issued and delivered. The Designated Securities will constitute valid and legally binding obligations of the related Trust entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement. The Indenture has been duly authorized and duly qualified under the Trust Indenture Act. The related Certificates are intended to represent undivided ownership interests in the Trust created by the Trust Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement, and will be entitled to the benefits provided by the Trust Agreement. At the Time of Delivery (as defined in Section 4 hereof) for the Designated Securities, the Indenture and the Trust Agreement will each constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Indenture and Trust Agreement conform, and the Designated Securities and the related Certificates will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to the Designated Securities;

          (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Trust Agreement, each of the Delayed Delivery Contracts, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or SLMA is a party or by which the Company or SLMA is bound or to which any of the property or assets of the Company or SLMA is subject, nor will such action result in any violation of the provisions of the Company's Certificate of Formation or Limited Liability Company Operating Agreement, SLMA's charter, enabling legislation or By-laws, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or SLMA or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company or SLMA of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture or any Delayed Delivery Contract, except such as have been, or will have

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     been prior to the Time of Delivery, obtained under the Act and the Trust
     Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriter;

          (i) The statements set forth in the Prospectus under the captions "Description of the Notes" and "Description of the Certificates" and set forth in the Prospectus Supplement under the caption "Description of the Notes," insofar as they purport to constitute a summary of the terms of the Notes and the Certificates, are accurate, complete and fair;

          (j) SLMA is not in violation of its charter as set forth in its enabling legislation or By-laws, and the Company is not in violation of its Certificate of Formation or Limited Liability Company Operating Agreement, and neither SLMA nor the Company is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (k) Other than as set forth in the Prospectus or in SLM Corporation's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Commission, as applicable, there are no legal or governmental proceedings pending to which the Company or SLMA or any of its subsidiaries is a party or of which any property of the Company or SLMA or any of its subsidiaries is the subject which, if determined adversely to the Company or SLMA and any of its subsidiaries, taken as a whole, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of SLMA and any of its subsidiaries, taken as a whole, or the Company, or on the consummation of the transactions contemplated hereby; and, to the best of the Company's and SLMA's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (l) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

          (m) Neither the Company, SLMA nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

          (n) PricewaterhouseCoopers LLP are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

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          (o) At the Time of Delivery of the Designated Securities, SLMA's
     representations and warranties in the Administration Agreement and the Purchase Agreement to which it is a party, the Administrator's representations and warranties in the Administration Agreement, the Company's representations and warranties in the related Sale Agreement and Trust Agreement, SLM ELC's representations and warranties in the Purchase Agreement to which it is party, VG Funding's representations and warranties in the Purchase Agreement to which it is a party and the Servicer's representations and warranties in the Servicing Agreement will be true and correct in all material respects; and

          (p) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and SLMA and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer such Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery, such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

     The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated

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Securities (rounded as the Representatives may determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing), a written notice setting forth the principal amount of Contract Securities.

     4. Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer or by certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

     Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the party designated in the Pricing Agreement relating to such Underwriters' Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and the Pricing Agreement relating to such Securities.

     5. The Company agrees with each of the Underwriters of any Designated Securities, and SLMA agrees with such Underwriters that it will cause the
Company:

          (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities, which amendment or supplement shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements

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     required to be filed by the Company with the Commission pursuant to Section
     13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented, in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a Prospectus is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

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          (d) To cause the Trust to make generally available to holders of
     Designated Securities, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

          (e) To apply the net proceeds of the offering and sale of the Designated Securities and the related Certificates that it receives in the manner set forth in the Prospectus.

     6. The Company and SLMA covenant and agree with the several Underwriters that the Company or SLMA will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and SLMA's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Trust Agreement, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys;
(iv) any fees charged by securities rating services for rating the Designated Securities; (v) the cost of preparing the Designated Securities; (vi) the fees and expenses of the Eligible Lender Trustee and the Indenture Trustee and any agent of the Eligible Lender Trustee or the Indenture Trustee and the fees and disbursements of counsel for the Eligible Lender Trustee and the Indenture Trustee in connection with any Indenture and Trust Agreement and the Designated Securities; (vii) the fees payable to the Luxembourg Stock Exchange in connection with listing Designated Securities on the Luxembourg Stock Exchange; and (viii) all other costs and expenses incident to the performance of the obligations of the Company and SLMA hereunder and under any Delayed Delivery Contracts that are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the reasonable discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and SLMA in or incorporated by reference in the Pricing Agreement relating to such

Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company and SLMA shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) (i) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with;

          (b) Counsel for the Underwriters shall have furnished Representatives such opinion or opinions, substantially in the form attached hereto as Annex II(a), dated the Time of Delivery for such Designated Securities, with respect to the Designated Securities and such other related matters as the Representatives may reasonably request;

          (c) Internal counsel for the Company, the Administrator, SLMA, SLM ELC, VG Funding and the Servicer, satisfactory to the Representatives, shall have furnished to the Representatives a written opinion or opinions, dated the Time of Delivery for such Designated Securities, substantially in the form attached hereto as Annex II(b) or as is otherwise satisfactory to the Representatives;

          (d) Special counsel for the Company, the Administrator, SLMA, SLM ELC, VG Funding and the Servicer, satisfactory to the Representatives, shall have furnished to the Representatives a written opinion or opinions, dated the Time of Delivery for such Designated Securities, substantially in the form attached hereto as Annex II(c) or as is otherwise satisfactory to the Representatives;

          (e) Counsel for the Eligible Lender Trustee, satisfactory to the Representatives, shall have furnished to the Representatives a written opinion or opinions, dated the Time of Delivery for such Designated Securities, substantially in the form attached hereto as Annex II(d) or as is otherwise satisfactory to the Representatives;

          (f) Counsel for the Indenture Trustee, satisfactory to the Representatives, shall have furnished to the Representatives a written opinion or opinions, dated the Time of Delivery for such Designated Securities, substantially in the form attached hereto as Annex II(e) or as is otherwise satisfactory to the Representatives;

          (g) At the time a Preliminary Prospectus relating to such Designated Securities was distributed and on the date of the Pricing Agreement for such Designated Securities, the independent public accountants of the Company and SLMA shall have furnished to the Representatives a letter or letters with respect to the Company, SLMA, the statistical and financial information contained in the Preliminary Prospectus and the

     Prospectus and certain agreed upon procedures with respect to the issuance and offering of the Designated Securities and the related Student Loans, in form and substance satisfactory to the Representatives and in each case confirming that such accountants are independent public accountants with the meaning of the Act and the applicable rules and regulations thereunder;

          (h) (i) Neither SLMA or any of its subsidiaries, taken as a whole, nor the Company shall have sustained (i) since the date of the financial statements included as Appendix A to SLM Corporation's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the Commission, as applicable, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in such financial statements; and, (ii) since such date, there shall not have been (A) any material adverse change in the capital stock or long-term debt of SLMA or any of its subsidiaries, taken as a whole, or the Company or (B) any such change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of SLMA or any of its subsidiaries, taken as a whole, or the Company or the transactions contemplated hereby, otherwise than, in the case of clauses (A) and (B) above, as set forth or contemplated in such financial statements or as disclosed in writing to the Underwriters on or prior to the date of this Agreement, the effect of which, in any such case described in clause (i) or
     (ii), is in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (i) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded SLMA's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act ("Rating Agency"), and (ii) no such Rating Agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of SLMA's debt securities;

          (j) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange; (ii) a general moratorium on commercial banking activities declared by any of United States Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause
     (iii) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as theretofore amended or supplemented relating to the Designated Securities;

          (k) Each of the Company and SLMA shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company or SLMA, as the case may be, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company or SLMA, as the case may be, herein at and as of such Time of Delivery, as to the performance by the Company or SLMA, as the case may be, of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (h) and (i) of this Section and as to such other matters as the Representatives may reasonably request;

          (l) At the Time of Delivery, the aggregate principal amount of the Underwriters' Securities as specified in the related Pricing Agreement for the Designated Securities shall have been sold to the Underwriters, the aggregate amount of the related Certificates, if any, as specified in the related underwriting agreement for such Certificates shall have been sold to the underwriters specified in such underwriting agreement; and

          (m) The Designated Securities shall be rated as set forth in the related Prospectus by the Rating Agency (or Agencies) specified in such Prospectus, and such Rating Agency or Agencies shall not have placed the Designated Securities under surveillance or review with negative implications.

     8. (a) The Company and SLMA, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and SLMA shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or SLMA by any

Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

     (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and SLMA against any losses, claims, damages or liabilities to which they may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or SLMA by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and SLMA, on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and SLMA, on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and SLMA, on the one hand, and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company and SLMA bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or SLMA, on the one hand, or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, SLMA and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Company and SLMA under this Section 8 shall be in addition to any liability which the Company and SLMA may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Underwriters and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or SLMA and to each person, if any, who controls the Company or SLMA within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement relating to such Underwriters' Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein and therein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Underwriters' Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right (i) to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such non-defaulting Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities, and, in addition, (ii) to require each non-defaulting Underwriter to purchase its pro rata share of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made (which share only shall pertain to and be based on the principal amount of the Designated Securities which such non-defaulting

Underwriter or Underwriters previously agreed to purchase under the Pricing Agreement relating to such Designated Securities, it being acknowledged and agreed that such non-defaulting Underwriter or Underwriters shall not be required to purchase a share of any class of Designated Securities of a defaulting Underwriter or Underwriters which the non-defaulting Underwriter or Underwriters had not previously agreed to purchase under the Pricing Agreement relating to such Designated Securities). Nothing herein shall relieve a defaulting Underwriter from liability for its default . . .

     (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Underwriters' Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, SLMA and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or SLMA or any officer or director or controlling person of the Company or SLMA, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 or
Section 7(j) hereof, the Company and SLMA shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company and SLMA will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and SLMA shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or SLMA shall be delivered or sent by mail, telex or facsimile transmission to:

          SLM Funding LLC
          11600 Sallie Mae Drive
          Reston, VA 20193
          Facsimile: (703) 810-7586
          Attention: Mark L. Heleen, Vice President

          Student Loan Marketing Association
          11600 Sallie Mae Drive
          Reston, VA 20193
          Facsimile: (703) 810-7586
          Attention: Mike Sheehan, Vice President

provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or SLMA by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, SLMA and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and SLMA and each person who controls the Company, SLMA or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when banking institutions are open for business in New York City, New York.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof.

                                        Very truly yours,

                                        SLM Funding LLC


                                        By: /s/ MARK L. HELEEN
                                            ------------------------------------
                                            Name: Mark L. Heleen
                                            Title: Vice President


                                        Student Loan Marketing Association


                                        By: /s/ MICHAEL E. SHEEHAN
                                            ------------------------------------
                                            Name: Michael E. Sheehan
                                            Title: Vice President


Accepted as of the date hereof:

Credit Suisse First Boston LLC


By: /s/ JONATHAN CLARK
    ---------------------------------
    Name: Jonathan Clark
    Title:Director


J.P. Morgan Securities Inc.


By: /s/ RICHARD J. PEREZ
    ---------------------------------
    Name: Richard J. Perez
    Title: Vice President

Underwriting Agreement

                                                                         ANNEX I

                                Pricing Agreement

---------------------------
     As Representatives of the several
       Underwriters named on Schedule I hereto,

c/o
   ----------------------------

   ----------------------------

   ----------------------------

                                                                        , 200
                                                                  ------     ---

Ladies and Gentlemen:

     SLM Funding LLC, a Delaware limited liability company (the "Company"), and the Student Loan Marketing Association, a corporation formed under the laws of the United States ("SLMA"), propose, subject to the terms and conditions stated
herein and in the Underwriting Agreement, dated           , 200   (the
                                                ----------     --
"Underwriting Agreement"), between the Company and SLMA, on the one hand, and
              and                  , on the other hand, that the Company will
-------------     -----------------
cause the trust (the "Trust") formed pursuant to the Trust Agreement dated as of
       , 200   between the Company and        , as trustee (the "Eligible Lender
-------     --                         -------
Trustee"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Student Loan-Backed Notes (the "Notes") specified in
Schedule II hereto (the "Designated Securities"). The Notes will be issued and
secured pursuant to the Indenture, dated             (the "Indenture"), between
                                         -----------
the Trust, the Eligible Lender Trustee and          , as trustee (the "Indenture
                                           ---------
Trustee").

     Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

                                    ANNEX I - 1

     The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to
Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to cause the Trust to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in Schedule II.

     During the period beginning from the date of this Pricing Agreement for the Designated Securities and continuing to and including [Closing Date], the Company agrees, and SLMA agrees that it will cause the Company, not to, and not to permit any affiliated entity to, offer, sell, contract to sell or otherwise dispose of, any securities (other than the Designated Securities) collateralized by, or any securities evidencing an ownership in, Student Loans, without the prior written consent of the Representatives.

     Each Underwriter represents and agrees that (a) it has not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to the expiration of the period of six months from the issue date of the Notes except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (b) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity, with the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA"), received by it in connection with the issue or sale of any notes in circumstances in which section 21(1) of the FSMA does not apply to the issuer; and (c) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

         If the foregoing is in accordance with your understanding, please sign
and return to us         counterparts hereof, and upon acceptance hereof by you,
                 -------
on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and SLMA. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be

                                    ANNEX I - 2
submitted to the Company and SLMA for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        SLM Funding LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        Student Loan Marketing Association


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


Accepted as of the date hereof:

Credit Suisse First Boston LLC


By:
    ---------------------------------
     Name:
     Title:


J.P. Morgan Securities Inc.


By:
    ---------------------------------
    Name:
    Title:

                                   ANNEX I - 3

                                   SCHEDULE I

            Principal Amount of Designated Securities to be Purchased

Underwriter   Class        Class        Class
                    ---          ---          ---

                                   ANNEX I - 4

                                   SCHEDULE II

Title of each Class of Designated Securities:

Aggregate principal amount of each Class:

Price to Public of each Class:

Purchase Price by Underwriters of each Class:

Specified funds for payment of purchase price:

Indenture:

Maturity:

Interest Rate:

Form of Designated Securities:

Time of Delivery:

Closing location for delivery of Designated Securities:

Names and addresses of Representatives:

     Designated Representatives:

     Address for Notices, etc.:

                                   ANNEX I - 5

                                   ANNEX II(a)

                    The Underwriters: Outside Counsel Opinion

   [Opinion to be issued, which will be substantially in the form provided for
                         SLM Student Loan Trust 2004-3]

                                  ANNEX II - 1

                                   ANNEX II(b)

   The Company, SLMA, SLM ELC, VG Funding and the Servicer: Internal Counsel
                                    Opinion

          [Opinion to be issued substantially in the form provided for
                         SLM Student Loan Trust 2004-3]

                                  ANNEX II - 2

                                   ANNEX II(c)

    The Company, SLMA, SLM ELC, VG Funding and the Servicer: Outside Counsel
                                     Opinion

    [Opinions to be issued, which together will be substantially in the form provided for SLM Student Loan Trust 2004-3]

                                  ANNEX II - 3

                                   ANNEX II(d)

                    Eligible Lender Trustee: Counsel Opinion

          [Opinion to be issued substantially in the form provided for
                         SLM Student Loan Trust 2004-3]

                                  ANNEX II - 4

                                   ANNEX II(e)

                       Indenture Trustee: Counsel Opinion

          [Opinion to be issued substantially in the form provided for
                         SLM Student Loan Trust 2004-3]

                                  ANNEX II - 5

                                    ANNEX III

                            DELAYED DELIVERY CONTRACT

SLM Funding LLC
c/o
    -----------------------

    -----------------------

    -----------------------

Attention:                                                                , 20
           ---------------------                            --------------    --

Ladies and Gentlemen:

     The undersigned hereby agrees to purchase from SLM Funding LLC (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

                                   $
                                    ----------

principal amount of the Company's          (hereinafter called the "Designated
                                  --------
Securities"), offered by the Company's Prospectus, dated               , 20  ,
                                                         --------------    --
as amended or supplemented, receipt of a copy of which is hereby acknowledged,
at a purchase price of      % of the principal amount thereof, plus accrued
                       -----
interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth below.

     The undersigned will purchase the Designated Securities from the Company on
              , 20   (the "Delivery Date") and interest on the Designated
--------------    --
Securities so purchased will accrue from               , 20  .
                                         --------------    --

     [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                              Principal    Date from Which
           Delivery Date        Amount    Interest Accrues
           -------------      ---------   ----------------

                     , 20     $                     , 20
       --------------    --    --------   ----------    --

                     , 20     $                     , 20
       --------------    --    --------   ----------    --

     Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."(4)]

     Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order
by certified or official bank check in            Clearing House funds at the
                                       ----------
office of           ,          ,           , or by wire transfer to a bank
          ----------  ---------  ----------
account specified by the Company, on [the] [such] Delivery Date upon delivery to the undersigned of

                                  ANNEX III - 1
the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] [each] Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

     [The undersigned understands that Underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the Undersigned hereunder are not contingent on such purchases]. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

     The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                                  ANNEX III - 2

                                        Yours very truly,


                                        ----------------------------------------


                                        By:
                                            ------------------------------------
                                                   (Authorized Signature)
                                            Name:
                                            Title:


                                        ----------------------------------------
                                                        (Address)

Accepted:                         , 20
          ------------------------    --

SLM Funding LLC


By:
    ------------------------------------
    Name:
    Title:

                                  ANNEX III - 3